Legal Reserve and Retained Earnings, and Dividends	12 Months Ended
Mar. 31, 2011
Legal Reserve and Retained Earnings, and Dividends
Legal Reserve and Retained Earnings, and Dividends
(13)	Legal Reserve and Retained Earnings, and Dividends

The Japanese Company Law (JCL) provides that earnings in an amount equal to 10 percent of appropriations of retained earnings to be paid as dividends should be appropriated as a capital surplus or a legal reserve until the total of capital surplus and legal reserve equals 25 percent of stated common stock. In addition to transfer from capital surplus to stated common stock, either capital surplus or legal reserve may be available for dividends by resolution of the shareholders' meeting.

Dividends during the years ended March 31, 2011 and 2009 represent dividends declared during those years. For the year ended March 31, 2010, the Company did not pay any dividends. On May 11, 2011, the Board of Directors approved a cash dividend for the second half of the year ended March 31, 2011 of ¥3.0 per share, aggregating ¥13,553 million. No provision has been made in the accompanying consolidated financial statements for this cash dividend.

Cash dividends per share for the years ended March 31, 2011 and 2009 were ¥8.0 and ¥3.0, respectively, based on dividends declared with respect to earnings for the periods.